Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Narbeh Derhacobian, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

•

the Amendment No. 1 to the Quarterly Report of Adesto Technologies Corporation on Form 10-Q for the quarter ended March 31, 2017 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	the information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Adesto Technologies Corporation.

Date: June 19, 2017
By: /s/ Narbeh Derhacobian
Narbeh Derhacobian
President and Chief Executive Officer
(Principal Executive Officer)